Exhibit 99.1

For Immediate Release February 22, 2019	Contacts: Joseph Jaffoni, Jennifer Neuman, Norberto Aja JCIR (212) 835-8500 etm@jcir.com

ENTERCOM COMMUNICATIONS FOURTH QUARTER NET REVENUES RISE

4% AND PRO FORMA ADJUSTED EBITDA INCREASES 27%

Philadelphia, PA—Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended December 31, 2018.

Fourth Quarter Highlights

•

Net revenues for the quarter were $411.4 million, compared to $246.6 million in the fourth quarter of 2017. On a same-station basis, net revenues for the quarter increased 4% to $411.4 million compared to $395.1 million in the fourth quarter of 2017

•	Total operating expense for the quarter was $789.0 million, including a non-cash impairment charge of $465 million ($423 million net of taxes), compared to $248.9 million in the fourth quarter of 2017

•	Total same-station cash expense for the quarter was $300.2 million, a decrease of 2% compared to $307.6 million in the fourth quarter of 2017

•	Net (loss) income per diluted share for the quarter was ($2.80), including the non-cash impairment charge of ($3.07) per diluted share, compared to $2.62 in the fourth quarter of 2017

•	Pro Forma Adjusted EBITDA for the quarter was $111.1 million, up 27% compared to $87.5 million in the fourth quarter of 2017

David J. Field, President and Chief Executive Officer, stated: “I am pleased to report that Entercom delivered strong organic revenue and EBITDA growth in Q4 as our performance continues to accelerate across the organization and we gain traction on our various scale-driven growth initiatives. 2018 was a year of transformational enhancements on many fronts and we begin 2019 as a much stronger organization than we were a year ago. We are making excellent progress across our strategic focus areas, including Radio.com which is now the fastest growing digital audio app in the US, Entercom Analytics which has grown to exceed 5,000 connected customers and the Entercom Audio Network which is gaining significant momentum. 2019 is off to a good start with solid pacing growth in the first and second quarters and we are excited about the year ahead.”

Additional Information

In February, the Company announced a definitive agreement to acquire NASH FM 94.7 in New York City, and two stations in Springfield, MA from Cumulus Media Inc. (Nasdaq: CMLS) in exchange for Entercom’s three-station cluster in Indianapolis. The transaction is immediately accretive to Entercom. Entercom and Cumulus will begin programming the respective stations being acquired under Local Marketing Agreements on Friday, March 1, 2019. The exchange transaction is expected to close in the second quarter of 2019.

In February, the Company completed the sale of surplus land, buildings and towers to a third party for $25.0 million in cash.

During the 4th quarter, the Company repurchased 1.4 million shares of its Class A common stock for $10.0 million.

During the 4th quarter, due to a sustained decrease in the Company’s stock price, the Company performed an interim impairment test and recorded a non-cash impairment charge of $465 million ($423 million net of taxes) to its broadcasting licenses and goodwill.

As of December 31, 2018, the Company had outstanding $1,473 million of senior debt under its credit facilities and $400 million in senior notes (both amounts exclude unamortized premium from purchase price accounting). In addition, the Company had $192 million in cash on hand, including $69 million in restricted cash. Earlier this month, the Company used cash on hand to pay off $160.0 million of the outstanding balance on its revolving credit facility.

Earnings Conference Call and Company Information

Entercom will hold a conference call and simultaneous webcast regarding the quarterly earnings release on Friday February 22, 2019 at 10:00 AM Eastern Time. The public may access the conference call by dialing Toll Free: 888-889-0278 and Toll: (312) 470-7365, passcode: Entercom (domestic and international callers). Participants may also listen to a live webcast of the call by visiting the “Investor Relations” section of Entercom’s website at www.entercom.com. A replay of the conference call will be available for one week by dialing (800) 879-6420. A webcast replay of the conference call will be available beginning six hours after the call on the Company’s website for a period of two weeks. Additional information is available on the Company’s website at www.entercom.com.

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Same Station Net Revenues consist of net revenues adjusted for material station acquisitions and dispositions as if these acquisitions and dispositions had occurred as of the beginning of the comparable prior period.

Station Expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate Expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station Operating Income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs, other expenses related to the refinancing; non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs; and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of net income (loss) available to common shareholders, adjusted to exclude: income taxes (benefit); income from discontinued operations, net of income taxes or benefit; total other income or expense; net interest expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); other expenses related to the refinancing; impairment loss, merger and acquisition costs, preferred stock dividends; non-recurring expense recognized for restructuring charges or similar costs, including transition and integration costs, and gain or loss on sale or disposition of assets.

Pro Forma Adjusted EBITDA consists of Adjusted EBITDA to exclude those costs incurred by the prior owner that were not assumed by the Company or were unusual in nature and adjustments for material acquisitions and divestitures as if these acquisitions and divestitures had occurred as of the beginning of the period presented.

Adjusted Free Cash Flow consists of operating income (loss): (i) plus depreciation and amortization; net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses); impairment loss; merger and acquisition costs; other expenses related to the refinancing; other income and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs; income from discontinued operations (excluding income taxes or tax benefit); and (ii) less net interest expense (excluding amortization of deferred financing costs or debt premium), preferred stock dividends, Adjusted Income Taxes Paid, capital expenditures and amortizable intangibles.

Adjusted Income Taxes Paid consist of income tax paid, adjusted to exclude taxes paid related to the gain/loss on sale or exchange of radio station assets; and taxes paid related to the gain/loss on sale of redundant property.

Adjusted Net Income (Loss) consists of net income (loss) available to common shareholders adjusted to exclude: (i) income taxes (benefit) as reported, including income taxes otherwise included in income from discontinued operations; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) other income; (v) impairment loss; (vi) merger and acquisition costs, other expenses related to the refinancing, loss on extinguishment of debt and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs; and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 30% and 40% without discrete items of tax for the years 2018 and 2017, respectively.

Adjusted Net Income (Loss) Per Share—Diluted includes any dilutive equivalent shares when not anti-dilutive. Convertible Preferred Stock is treated as if it never converted for the purposes of Adjusted Net Income (Loss) Per Share—Diluted.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, Adjusted EBITDA, Pro Forma Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income (Loss) Per Share – Diluted, Adjusted Free Cash Flow and Adjusted Income Taxes Paid are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share—Diluted). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss, merger and acquisition costs, other expenses related to the refinancing, and gain/loss on early extinguishment of debt and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs. For purposes of comparability, income taxes for 2018 and 2017 are reflected at the expected federal and state income tax rate of 30% and 40%, respectively, without adjustment for discrete tax adjustments.

Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms S-4, 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

About Entercom Communications Corp.

Entercom Communications Corp. (NYSE: ETM) is a leading American media and entertainment company reaching and engaging over 170 million people monthly through its premier collection of highly rated, award winning radio stations, digital platforms and live events. As one of the country’s two largest radio broadcasters, Entercom offers integrated marketing solutions and delivers the power of local connection on a national scale with coverage of close to 90% of persons 12+ in the top 50 markets. Entercom is the #1 creator of live, original, local audio content and the nation’s unrivaled leader in news and sports radio. Learn more about Philadelphia-based Entercom at www.entercom.com, Facebook and Twitter (@Entercom). For further information, or to receive future Entercom Communications news announcements via e-mail, please contact JCIR at 212/835-8500 or etm@jcir.com.

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
STATEMENTS OF OPERATIONS
Net Revenues	$411,375	$246,614	$1,462,567	$592,884

Station Expenses	286,503	186,754	1,092,422	441,839
Station Expense—Non-Cash Compensation	1,561	736	6,856	1,673
Corporate Expenses	13,725	14,902	61,197	39,986
Corporate Expenses—Non-Cash Compensation	2,169	4,181	8,295	7,873
Depreciation And Amortization	14,543	7,478	44,288	15,546
Time Brokerage Agreement Expense (Income)	324	96	(918)	130
Merger And Acquisition Costs	253	16,388	3,014	41,313
Impairment Loss	465,000	511	493,988	952
Restructuring Charges	2,811	16,922	5,830	16,922
Integration Costs	3,388	—	25,372	—
Other Expenses Related To Refinancing	—	2,213	—	2,213
Net (Gain) Loss On Sale Or Disposition of Assets	(1,302)	(1,302)	(12,158)	11,853

Total Operating Expenses	788,975	248,879	1,728,186	580,300

Operating Income (Loss)	(377,600)	(2,265)	(265,619)	12,584

Net Interest Expense	26,088	13,935	101,121	32,521
Loss On Early Extinguishment Of Debt	—	4,135	—	4,135

Income (Loss) Before Income Taxes	(403,688)	(20,335)	(366,740)	(24,072)
Income Tax Benefit	(17,113)	(252,164)	(4,153)	(257,085)

Net Income (Loss) Available To The Company—Continuing Operations	(386,575)	231,829	(362,587)	233,013
Preferred Stock Dividend	—	252	—	2,015

Net Income (Loss) Available To Common Shareholders—Continuing Operations	(386,575)	231,577	(362,587)	230,998
Income (Loss) From Discontinued Operations, Net Of Income Taxes	(378)	836	1,152	836

Net Income (Loss) Available To Common Shareholders	$(386,953)	$232,413	$(361,435)	$231,834

Net Income (Loss) From Continuing Operations Available To Common Shareholders—Basic	$(2.80)	$2.62	$(2.63)	$4.49

Net Income (Loss) From Continuing Operations Available To Common Shareholders—Diluted	$(2.80)	$2.58	$(2.63)	$4.37

Dividends Declared And Paid Per Common Share	$0.090	$0.090	$0.360	$0.515

Weighted Common Shares Outstanding—Basic	138,033	88,309	138,070	51,393

Weighted Common Shares Outstanding—Diluted	138,033	89,887	138,070	52,885

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Capital Expenditures, Including Amortizable Intangibles	$15,831	$8,474	$41,786	$21,193
Income Taxes Paid	$35,396	$1,678	$54,217	$2,030
Cash Dividends On Common Stock Declared And Paid	$12,367	$12,746	$49,770	$29,296
Cash Dividends On Preferred Stock Declared And Paid	$—	$924	$—	$2,574

SELECTED BALANCE SHEET DATA

	December 31,
	2018	2017
Cash and Cash Equivalents	$122,893	$34,167
Restricted Cash	$69,365	$—
Senior Debt—Term B-1 Loan (Includes Current Portion)	$1,291,700	$1,330,000
Senior Debt— Revolver (Includes Current Portion)	$180,000	$143,000
Senior Notes	$400,000	$400,000
Total Shareholders’ Equity	$1,334,260	$1,764,360

OTHER FINANCIAL DATA

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Reconciliation Of GAAP Net Revenues To Same Station Net Revenues
Net Revenues	$411,375	$246,614	$1,462,567	$592,884
Net Acquisitions And Divestitures Of Radio Stations	—	148,457	—	928,026

Same Station Net Revenues	$411,375	$395,071	$1,462,567	$1,520,910

Reconciliation Of GAAP Station Operating Expenses To Station Expenses
Station Operating Expenses	$288,064	$187,490	$1,099,278	$443,512
Station Expenses—Non-Cash Compensation	(1,561)	(736)	(6,856)	(1,673)

Station Expenses	$286,503	$186,754	$1,092,422	$441,839

Reconciliation Of GAAP Corporate General & Administrative Expenses To Corporate Expenses
Corporate General & Administrative Expenses	$15,894	$19,083	$69,492	$47,859
Corporate Expenses—Non-Cash Compensation	(2,169)	(4,181)	(8,295)	(7,873)

Corporate Expenses	$13,725	$14,902	$61,197	$39,986

Reconciliation Of GAAP Operating Income (Loss) To Station Operating Income (Loss)
Operating Income (Loss)	$(377,600)	$(2,265)	$(265,619)	$12,584
Corporate Expenses	13,725	14,902	61,197	39,986
Corporate Expenses—Non-Cash Compensation	2,169	4,181	8,295	7,873
Station Expenses—Non-Cash Compensation	1,561	736	6,856	1,673
Depreciation And Amortization	14,543	7,478	44,288	15,546
Merger And Acquisition Costs	253	16,388	3,014	41,313
Restructuring Charges	2,811	16,922	5,830	16,922
Impairment Loss	465,000	511	493,988	952
Integration Costs	3,388	—	25,372	—
Other Expenses Related To Refinancing	—	2,213	—	2,213
Net Time Brokerage Agreement Expense (Income)	324	96	(918)	130
Net (Gain) Loss On Sale Or Disposition of Assets	(1,302)	(1,302)	(12,158)	11,853

Station Operating Income	$124,872	$59,860	$370,145	$151,045

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Reconciliation Of GAAP Net Income Available To Common Shareholders To Adjusted EBITDA And To Pro Forma Adjusted EBITDA
Net Income (Loss) Available To Common Shareholders	$(386,953)	$232,413	$(361,435)	$231,834
Income Tax Benefit	(17,113)	(252,164)	(4,153)	(257,085)
Income (Loss) From Discontinued Operations, Net Of Income Taxes Or Benefit	378	(836)	(1,152)	(836)
Net Interest Expense	26,088	13,935	101,121	32,521
Corporate Expenses—Non-Cash Compensation	2,169	4,181	8,295	7,873
Station Expenses—Non-Cash Compensation	1,561	736	6,856	1,673
Depreciation And Amortization	14,543	7,478	44,288	15,546
Net Time Brokerage Agreement Expense (Income)	324	96	(918)	130
Preferred Stock Dividend	—	252	—	2,015
Merger And Acquisition Costs	253	16,388	3,014	41,313
Restructuring Charges	2,811	16,922	5,830	16,922
Integration Costs	3,388	—	25,372	—
Transition Costs and Non-Recurring Expenses Otherwise Included in Corporate Expenses	—	—	1,100	1,419
Impairment Loss	465,000	511	493,988	952
Other Expenses Related To Refinancing	—	2,213	—	2,213
Loss On Early Extinguishment Of Debt	—	4,135	—	4,135
Net (Gain) Loss On Sale Or Disposition of Assets	(1,302)	(1,302)	(12,158)	11,853

Adjusted EBITDA	$111,147	$44,958	$310,048	$112,478
Net Of Material Acquisitions And Divestitures	—	34,986	—	218,522
CBS Radio Costs Incurred To Separate From Its Parent	—	425	—	1,813
Costs Incurred Of A Non-Recurring Nature	—	7,148	—	7,148

Pro Forma Adjusted EBITDA	$111,147	$87,517	$310,048	$339,961

Reconciliation Of GAAP Net Income (Loss) Available To Common Shareholders To Adjusted Free Cash Flow
Net Income (Loss) Available To Common Shareholders	$(386,953)	$232,413	$(361,435)	$231,834
Depreciation And Amortization	14,543	7,478	44,288	15,546
Deferred Financing Costs Included In Interest Expense	800	581	3,189	2,333
Amortization Debt Discount Or (Debt Premium) Included In Interest Expense	(715)	(962)	(2,862)	(962)
Non-Cash Compensation Expense	3,730	4,917	15,151	9,546
Merger And Acquisition Costs	253	16,388	3,014	41,313
Integrations Costs	3,388	—	25,372	—
Impairment Loss	465,000	511	493,988	952
Restructuring Charges	2,811	16,922	5,830	16,922
Transition Costs and Non-Recurring Expenses Otherwise Included in Corporate Expenses	—	—	1,100	1,419
Net (Gain) Loss On Sale Or Disposition of Assets	(1,302)	(1,302)	(12,158)	11,853
Other Expenses Related To Refinancing	—	2,213	—	2,213
Loss On Early Extinguishment Of Debt	—	4,135	—	4,135
Income Tax Benefit	(17,113)	(252,164)	(4,153)	(257,085)
Income Taxes Otherwise Included In Income From Discontinued Operations	(96)	552	613	552
Capital Expenditures, Including Amortizable Intangibles	(15,831)	(8,474)	(41,786)	(21,193)
Adjusted Income Taxes Paid	—	(1,678)	(18,172)	(2,030)

Adjusted Free Cash Flow	$68,515	$21,530	$151,979	$57,348

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Reconciliation Of Income Taxes Paid To Adjusted Income Taxes Paid
Income Taxes Paid	$(35,396)	$(1,678)	$(54,217)	$(2,030)
Income Taxes Paid Related to Gain/Loss On Sale Or Exchange Of Radio Station Assets	28,949	—	29,598	—
Income Taxes Paid Related to Gain/Loss On Sale Of Redundant Properties	6,447	—	6,447	—

Adjusted Income Taxes Paid	$—	$(1,678)	$(18,172)	$(2,030)

Reconciliation Of GAAP Net Income (Loss) Available To Common Shareholders To Adjusted Net Income
Net Income (Loss) Available To Common Shareholders	$(386,953)	$232,413	$(361,435)	$231,834
Preferred Stock Dividend	—	252	—	2,015
Income Tax Benefit	(17,113)	(252,164)	(4,153)	(257,085)
Income Taxes Otherwise Included In Income From Discontinued Operations	(96)	552	613	552
Merger And Acquisition Costs	253	16,388	3,014	41,313
Transition Costs and Non-Recurring Expenses Otherwise Included in Corporate Expenses	—	—	1,100	1,419
Other Expenses Related To Refinancing	—	2,213	—	2,213
Impairment Loss	465,000	511	493,988	952
Integration Costs	3,388	—	25,372	—
Restructuring Charges	2,811	16,922	5,830	16,922
Loss On Early Extinguishment Of Debt	—	4,135	—	4,135
Net (Gain) Loss On Sale Or Disposition of Assets	(1,302)	(1,302)	(12,158)	11,853
Non-Cash Compensation Expense	3,730	4,917	15,151	9,546

Adjusted Income Before Income Taxes	69,718	24,837	167,322	65,669
Income Taxes	20,915	9,935	50,197	26,268

Adjusted Net Income Available To The Company	48,803	14,902	117,125	39,401
Preferred Stock Dividend	—	252	—	2,015

Adjusted Net Income	$48,803	$14,650	$117,125	$37,386

Numerator For Purposes Of Computing Adjusted Net Income Per Share—Diluted
Adjusted Net Income	$48,803	$14,650	$117,125	$37,386
Preferred Stock Dividend, Treated As If Preferred Never Converted	—	—	—	—

	$48,803	$14,650	$117,125	$37,386

Weighted Average Diluted Shares Outstanding For Purposes Of Computing Adjusted Net Income Per Share—Diluted
Weighted Common Shares Outstanding—Diluted As Reported	138,033	89,887	138,070	52,885
Preferred Stock Dividend, Treated As If Preferred Never Converted	—	—	—	—
Diluted Shares Excluded When Reporting A Net Loss	384	—	775	—

	138,417	89,887	138,845	52,885

Adjusted Net Income Per Share—Diluted	$0.35	$0.16	$0.84	$0.71